UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Clearwire Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Class A Common Stock, par value $0.0001 per share, of Clearwire Corporation
(2)

Aggregate number of securities to which transaction applies:

(A) 668,248,967 shares of Class A Common Stock outstanding and not beneficially owned by Sprint Nextel Corporation, SOFTBANK CORP. or any of their respective affiliates, (B) 65,644,812 shares of Class B Common Stock and Class B Common Units of Clearwire Communications, LLC outstanding and not beneficially owned by Sprint Nextel Corporation, SOFTBANK CORP. or any of their respective affiliates, which can be exchanged into 65,644,812 shares of Class A Common Stock, (C) 30,840,354 restricted stock units outstanding or reserved for issuance pursuant to awards made under the Company’s 2012 Performance Long-Term Incentive Plan and (D) 2,000,000 shares of Class A Common Stock issuable upon exercise of outstanding warrants with an exercise price of less than $3.40.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

solely for purposes of calculating the registration fee, the maximum aggregate value of the transaction was calculated as the sum of (A) 668,248,967 shares of Class A Common Stock outstanding and not beneficially owned by Sprint Nextel Corporation, SOFTBANK CORP. or any of their respective affiliates, multiplied by $3.40 per share, (B) 65,644,812 shares of Class B Common Stock and Class B Common Units of Clearwire Communications, LLC outstanding and not beneficially owned by Sprint Nextel Corporation, SOFTBANK CORP. or any of their respective affiliates, which can be exchanged into 65,644,812 shares of Class A Common Stock, multiplied by $3.40 per share, (C) 30,840,354 restricted stock units outstanding or reserved for issuance pursuant to awards made under the Company’s 2012 Performance Long-Term Incentive Plan, multiplied by $3.40 per share and (D) 2,000,000 shares of Class A Common Stock issuable upon exercise of outstanding warrants with an exercise price of less than $3.40, multiplied by $1.65 per share (which is the excess of $3.40 over the weighted average exercise price of such warrants)

	(4)	Proposed maximum aggregate value of transaction: $2,603,396,052.20
	(5)	Total fee paid: $355,103.22

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Clearwire Corporation

1475 120th Avenue Northeast

Bellevue, Washington 98005

June 13, 2013

Dear Stockholders:

On or about April 23, 2013, we mailed you a proxy statement relating to a Special Meeting of the stockholders of Clearwire Corporation, which we refer to as the Company or Clearwire, originally scheduled to have been held on May 21, 2013, to consider and vote on, among other things, a proposal to adopt the Agreement and Plan of Merger, dated as of December 17, 2012 and as further amended, by and among Sprint Nextel Corporation, which we refer to as Sprint, Collie Acquisition Corp., a wholly-owned subsidiary of Sprint, and the Company, which we refer to as the Merger Agreement.

On or about May 22, 2013, we mailed to you a supplement to our proxy statement to advise you that the parties to the Merger Agreement executed an Amendment dated as of May 21, 2013 to the Merger Agreement to increase the per share merger consideration from $2.97 per share of Clearwire’s Class A common stock to $3.40 per share of Clearwire’s Class A common stock and update additional disclosures included in the proxy statement. On or about May 28, 2013 and May 30, 2013, we mailed to you further supplements to our proxy statement to update disclosure included in the proxy statement. We refer to the original proxy statement dated April 23, 2013 as the proxy statement, and, collectively, to the proxy statement supplements dated May 22, 2013, May 28, 2013 and May 30, 2013 as the prior proxy statement supplements.

On May 30, 2013, DISH Acquisition Holding Corporation, which we refer to as the Offeror, a wholly-owned subsidiary of DISH Network Corporation, which we refer to as DISH, commenced an unsolicited cash tender offer to acquire all outstanding shares of Clearwire’s Class A common stock, which we refer to as the DISH Tender Offer, at a price of $4.40 per share, which we refer to as the Offer Price.

The purpose of this supplement is to advise you that our board of directors, after receiving the unanimous recommendation of the Special Committee of the board consisting of three independent and disinterested directors who are not officers or employees of the Company or Sprint designees to the Company board, and who will not have an economic interest in the Company or the surviving corporation following the completion of the merger, has resolved to recommend that the holders of the Company’s Class A common stock (other than DISH, Offeror and each of their affiliates) tender their shares of common stock pursuant to the DISH Tender Offer and vote against each of the proposals described in the proxy statement.

The board of directors now recommends that you vote “AGAINST” each of the proposals described in the proxy statement, as supplemented by the prior proxy statement supplements.

If you have already voted against the Merger Agreement proposal using a properly executed WHITE proxy card or otherwise voted against the Merger Agreement proposal over the Internet or by telephone, you will be considered to have voted against of adoption of the Merger Agreement, as amended, and do not need to do anything, unless you wish to revoke or change your vote. If you have not previously voted or if you wish to revoke or change your vote, please vote over the Internet or by telephone, or complete, date, sign and return the enclosed BLUE proxy card as soon as possible. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

The accompanying supplement to the proxy statement provides you with information about the DISH Tender Offer and our board’s decision to change its recommendation with respect to the Merger Agreement. The information provided in the proxy statement and the prior proxy statement supplements continues to apply, except as described in this proxy statement supplement. To the extent information in this proxy statement supplement differs from, updates or conflicts with information contained in the proxy statement or the prior proxy statement supplements, the information in this proxy statement supplement is the more current information and will supersede the information in the proxy statement and the prior proxy statement supplements. We encourage you to carefully read the entire proxy statement supplement, as well as the original proxy statement and its annexes, the prior proxy statement supplements and their annexes. You may also obtain additional information about the Company from other documents we have filed with the Securities and Exchange Commission.

If you have any questions or need assistance voting your shares or revoking a prior proxy or desire another copy of the proxy statement, the prior proxy statement supplements or this proxy statement supplement, please contact our proxy solicitor, MacKenzie Partners, Inc. toll-free at (800) 322-2885, or collect at (212) 929-5500.

Thank you in advance for your cooperation and continued support.

Sincerely,

Erik Prusch

President and Chief Executive Officer

This proxy statement supplement is dated June 13, 2013, and is first being mailed to the Company’s stockholders on or about June 13, 2013.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on June 24, 2013

Dear Stockholder:

You are cordially invited to attend a Special Meeting of the stockholders of Clearwire Corporation, which we refer to as the Company or Clearwire, to be reconvened on June 24, 2013 (which has been further adjourned from the special meeting originally to be reconvened on May 31, 2013), at 9:00 a.m., Pacific Daylight Time at the Kirkland Performing Arts Center, 350 Kirkland Avenue, Kirkland, WA 98033, unless further adjourned by the Company, for the following purposes:

1.	To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of December 17, 2012, as amended from time to time, which we refer to as the Merger Agreement, by and among Sprint Nextel Corporation, which we refer to as Sprint, Collie Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Sprint, which we refer to as Merger Sub, and the Company, which we refer to as the Merger Agreement Proposal. A copy of the Merger Agreement, as well as a previous amendment thereto, are attached as Annexes A-1 and A-2 to the proxy statement dated April 23, 2013 and a copy of a second amendment thereto increasing the per share merger consideration payable to holders of Clearwire’s Class A common stock, par value $0.0001 per share, to $3.40 per share, without interest, less any applicable withholding taxes, was attached as Annex S-A to the proxy statement supplement filed on May 22, 2013.

2.	To consider and vote on proposals to amend the Company’s amended and restated certificate of incorporation, which we refer to as the Certificate of Incorporation, to (a) increase the Company’s authorized shares of Class A common stock, par value $0.0001 per share, which we refer to as Class A Common Stock, by 1,019,162,522 shares and (b) increase the Company’s authorized shares of Class B common stock, par value $0.0001 per share, which we refer to as Class B Common Stock, by 1,019,162,522 shares, which we refer to collectively as the Charter Amendment Proposal.

3.	To consider and vote on proposals to authorize the issuance of (a) the Class A Common Stock and (b) the Class B Common Stock that may be issued upon (i) exchange of Clearwire Communications, LLC’s and Clearwire Finance, Inc.’s 1.00% Exchangeable Notes due 2018, which we refer to as the Notes, or (ii) with respect to the Class A Common Stock, upon exchange of the Class B Interests (as defined below), issued upon exchange of the Notes in accordance with Rule 5635(d) of the NASDAQ Listing Rules, which we refer to collectively as the NASDAQ Authorization Proposal.

4.	To consider and vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, the Charter Amendment Proposal or the NASDAQ Authorization Proposal, which we refer to as the Adjournment Proposal.

5.	To approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger, which we refer to as the Golden Parachute Proposal.

6.	To transact any other business that may properly come before the Special Meeting, or any adjournment or postponement of the Special Meeting, by or at the direction of the board of directors of the Company.

These items of business are more fully described in the proxy statement supplement accompanying this notice and the proxy statement and prior proxy statement supplements previously provided to you.

The record date for the Special Meeting is April 2, 2013. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof.

Your vote is important. The board of directors unanimously recommends that you vote “AGAINST” the Merger Agreement Proposal, “AGAINST” the Charter Amendment Proposal, “AGAINST” the NASDAQ Authorization Proposal, “AGAINST” the Adjournment Proposal and “AGAINST” the Golden Parachute Proposal.

Submitting your proxy over the Internet or by telephone is fast and convenient, and your proxy is immediately confirmed and tabulated. Using the Internet or telephone helps save the Company money by reducing postage and proxy tabulation costs.

If you have already voted against the Merger Agreement Proposal using a properly executed WHITE proxy card or otherwise voted against the Merger Agreement Proposal over the Internet or by telephone, you will be considered to have voted against of adoption of the Merger Agreement, as amended, and do not need to do anything, unless you wish to revoke or change your vote. If you have not previously voted or if you wish to revoke or change your vote, please vote over the Internet or by telephone, or complete, date, sign and return the enclosed BLUE proxy card as soon as possible. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

On Behalf of the Board of Directors,

Jillian Harrison

Corporate Secretary

Bellevue, Washington

Dated: June 13, 2013

INTRODUCTION	S-1
QUESTIONS AND ANSWERS ABOUT THE MERGER	S-3
SUPPLEMENT TO PROXY STATEMENT	S-7
SUMMARY TERM SHEET	S-7
SPECIAL FACTORS	S-10
THE SPECIAL MEETING	S-16
THE MERGER (THE MERGER AGREEMENT PROPOSAL—PROPOSAL 1)	S-19
AMENDMENT OF THE CERTIFICATE OF INCORPORATION (THE CHARTER AMENDMENT PROPOSAL—PROPOSALS 2A AND 2B)	S-20
ISSUANCE OF ADDITIONAL SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULES (THE NASDAQ AUTHORIZATION PROPOSAL—PROPOSALS 3A AND 3B)	S-21
ADJOURNMENT OF THE SPECIAL MEETING (THE ADJOURNMENT PROPOSAL—PROPOSAL 4)	S-22
MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS (THE GOLDEN PARACHUTE PROPOSAL—PROPOSAL 5)	S-23
OTHER IMPORTANT INFORMATION REGARDING CLEARWIRE	S-24
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION	S-26
WHERE CAN YOU FIND MORE INFORMATION	S-27
DRIVING DIRECTIONS	S-28

INTRODUCTION

This supplement to the proxy statement dated April 23, 2013, which we refer to as the proxy statement supplement, is being provided to you in connection with the board’s change of recommendation with respect to the proposals to be voted on at the special meeting to be reconvened on June 24, 2013, at 9:00 a.m., Pacific Daylight Time at the Kirkland Performing Arts Center, 350 Kirkland Avenue, Kirkland, WA 98033 unless further adjourned by the Company and to update certain disclosures with respect to the proxy statement and proxy statement supplements dated May 22, 2013, May 28, 2013 and May 30, 2013, which we refer to in this proxy statement supplement collectively as the prior proxy statement supplements. In this proxy statement supplement, we refer to the merger of Collie Acquisition Corp. with and into Clearwire Corporation pursuant to the Merger Agreement, as amended, as the Merger, and we refer to Sprint Nextel Corporation as Sprint, Collie Acquisition Corp. as Merger Sub and Clearwire Corporation as Clearwire, the Company, us, our or we.

The board of directors of the Company had previously recommended to you that you vote in favor of adopting the Agreement and Plan of Merger, dated as of December 17, 2012, and amended as of April 18, 2013 and May 21, 2013, by and among Sprint, Merger Sub, and Clearwire, which we refer to, as amended, as the Merger Agreement. Under the terms of the Merger Agreement, the per share merger consideration payable to holders of Clearwire’s Class A common stock, par value $0.0001 per share, which we refer to as Class A Common Stock, (other than shares held by Sprint, SoftBank Corp., which we refer to as SoftBank, or any of their respective affiliates) is $3.40 per share, without interest, less any applicable withholding taxes, which we refer to as the Merger Consideration.

On or about May 30, 2013, DISH Acquisition Holding Corporation, a Delaware corporation, which we refer to as Offeror, a wholly-owned subsidiary of DISH Network Corporation, a Nevada corporation, which we refer to as DISH, commenced an unsolicited cash tender offer, which we refer to as the DISH Tender Offer, to acquire all outstanding shares of Clearwire’s Class A Common Stock at a price of $4.40 per share, net to the seller in cash, which we refer to as the Offer Price, without interest thereon and less any required withholding taxes upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 30, 2013, which we refer to as the Offer to Purchase, and in the related Letter of Transmittal, which, together with the Offer to Purchase, we refer to as the DISH Tender Offer. The DISH Tender Offer is described in a Tender Offer Statement on Schedule TO, which, as amended or supplemented from time to time, we refer to as the Schedule TO, filed by DISH and Offeror with the Securities and Exchange Commission, which we refer to as the SEC, on May 30, 2013. The Offer to Purchase and related Letter of Transmittal were filed as exhibits (a)(1)(i) and (a)(1)(ii), respectively, to the Schedule TO.

In light of the DISH Tender Offer, the board of directors of the Company now recommends that you vote as follows:

1.	“AGAINST” the proposal to adopt the Merger Agreement, which we refer to as the Merger Agreement Proposal;

2.	“AGAINST” the proposals to amend the Company’s amended and restated certificate of incorporation to (a) increase the Company’s authorized shares of Class A Common Stock by 1,019,162,522 shares and (b) increase the Company’s authorized shares of Class B common stock, par value $0.0001 per share, which we refer to as Class B Common Stock and together with our Class A Common Stock as Common Stock, by 1,019,162,522 shares, which we refer to collectively as the Charter Amendment Proposal;

3.	“AGAINST” the proposals to authorize the issuance of (a) the Class A Common Stock and (b) the Class B Common Stock that may be issued upon (i) exchange of Clearwire Communications, LLC’s and Clearwire Finance, Inc.’s 1.00% Exchangeable Notes due 2018, which we refer to as the Notes, or (ii) with respect to the Class A Common Stock, upon exchange of the Class B Interests (as defined in the proxy statement), issued upon exchange of the Notes in accordance with Rule 5635(d) of the NASDAQ Listing Rules, which we refer to collectively as the NASDAQ Authorization Proposal;

4.	“AGAINST” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, the Charter Amendment Proposal or the NASDAQ Authorization Proposal, which we refer to as the Adjournment Proposal; and

5.	“AGAINST” the non-binding proposal regarding certain compensation arrangements for the Company’s named executive officers in connection with the Merger, which we refer to as the Golden Parachute Proposal.

These proposals are more fully described in the proxy statement dated April 23, 2013 and previously mailed to you on or about April 23, 2013, which we refer to in this proxy statement supplement as the proxy statement, as well as the prior proxy statement supplements.

This proxy statement supplement updates the proxy statement. The information provided in the proxy statement and the prior proxy statement supplements continues to apply, except as described in this proxy statement supplement. To the extent information in this proxy statement supplement differs from, updates or conflicts with information contained in the proxy statement or the prior proxy statement supplements, the information in this proxy statement supplement is the more current information and will supersede the information in the proxy statement. If you need another copy of the proxy statement, the prior proxy statement supplement or this proxy statement supplement, you may request copies of the proxy statement, the prior proxy statement supplement or this proxy statement supplement, without charge, by written or telephonic request directed to Clearwire Corporation, Attn: Investor Relations, 1475 120th Avenue Northeast Bellevue, Washington 98005, Telephone: (425) 636-5828; or from our proxy solicitor, MacKenzie Partners, Inc. toll-free at (800) 322-2885, or collect at (212) 929-5500.

The proxy statement, the prior proxy statement supplements and this proxy statement supplement may also be accessed at the Securities and Exchange Commission, which we refer to as the SEC, website at www.sec.gov or on the “Investor Relations” page of our corporate website at www.clearwire.com. The information provided on our website is not part of this proxy statement supplement, the prior proxy statement supplements or the proxy statement and is not incorporated in this proxy statement supplement, the prior proxy statement supplements or the proxy statement by this or any other reference to our website provided in this proxy statement supplement or the proxy statement. See “Where You Can Find More Information,” beginning on page S-27 of this proxy statement supplement.

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the Merger. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the remainder of this proxy statement supplement, and, if you have not already done so, the proxy statement and the documents referred to in the proxy statement and the prior proxy statement supplements, all of which you should read carefully. See “Where You Can Find More Information.”

The following information supplements and, where applicable, replaces the corresponding questions and answers under the heading “Questions and Answers About the Special Meeting and the Merger” beginning on page 96 of the proxy statement.

Q: Why am I receiving this additional proxy statement supplement?

A: You have been sent this proxy statement supplement because on May 30, 2013, DISH, through Offeror, commenced an unsolicited cash tender offer to acquire all outstanding shares of Clearwire’s Class A Common Stock at a price per share of Class A Common Stock of $4.40, net to seller. In light of the higher price of $4.40 offered under the DISH Tender Offer, and the other reasons described in the Schedule 14D-9 that we filed with the Securities and Exchange Commission on June 12, 2013, which we refer to as the Schedule 14D-9, the board of directors has unanimously resolved to recommend that the holders of the Company’s Class A Common Stock (other than DISH, Offeror and each of their affiliates) tender their shares of common stock pursuant to the DISH Tender Offer and vote against each of the proposals described in the proxy statement, which recommendation we refer to as an Adverse Company Board Recommendation. This proxy statement supplement updates the proxy statement and prior proxy statement supplements based on this change in recommendation, and to provide additional disclosure regarding the DISH Tender Offer.

Q: Has the transaction with Sprint changed other than with respect to the information contained in the prior proxy statement supplements?

A: No, the terms of the transaction with Sprint have not changed. The proposed transaction with Sprint is the acquisition by Sprint of all of the Company’s Common Stock that Sprint and its affiliates do not already own, pursuant to the Merger Agreement. If the Merger Agreement Proposal is approved by our stockholders and the other closing conditions set forth in the Merger Agreement have been satisfied or waived, Merger Sub would merge with and into the Company with the Company as the surviving corporation and a wholly-owned subsidiary of Sprint. We refer to this transaction as the Merger. As a result of the Merger, the Company would no longer be a publicly-held corporation. In addition, as a result of the Merger, our Class A Common Stock would be delisted from NASDAQ and deregistered under the Securities Exchange Act of 1934, as amended, we would no longer file periodic reports with the SEC on account of our Class A Common Stock, and you would no longer have any interest in our future earnings or growth.

In connection with the Merger Agreement, Clearwire, Clearwire Communications, LLC and Clearwire Finance, Inc. also entered into the Note Purchase Agreement, dated as of December 17, 2012 (as amended on January 31, 2013 and February 26, 2013), with Sprint, pursuant to which Sprint has agreed to purchase the Notes from us at our request, but subject to the conditions set forth in the Note Purchase Agreement. In order to allow Clearwire to request the full remaining amount of available financing provided by Sprint pursuant to the Note Purchase Agreement, the vote on the Charter Amendment Proposal and the NASDAQ Authorization Proposal is in order to allow Clearwire to request the full remaining amount of available financing provided by Sprint pursuant to the Note Purchase Agreement.

Q: How does the Merger Consideration compare to the Offer Price and the market price of the Company’s Class A Common Stock as of the mailing of this proxy statement supplement?

A: The Merger Consideration represents approximately a 23% discount to the Offer Price and approximately a 22% discount to the closing price of our Class A Common Stock on June 12, 2013, the most recent practicable trading date before this proxy statement supplement was mailed to you.

Q: Do any of the Company’s directors or officers have interests in the Merger that may differ from or be in addition to my interests as a stockholder?

A: Yes. In considering the recommendation of the board of directors that you vote against all proposals described herein, you should be aware that our directors and officers, including the directors that make up the Special Committee, have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Special Committee and the board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, and in recommending that the Merger Agreement not be adopted by our stockholders. See “Special Factors—Interests of Certain Persons in the Merger” and “Special Factors—Interest of the Special Committee.”

Q: When and where is the Special Meeting?

A: The Special Meeting of stockholders of the Company will be reconvened on June 24, 2013, at 9:00 a.m., Pacific Daylight Time at the Kirkland Performing Arts Center, 350 Kirkland Avenue, Kirkland, WA 98033, unless further adjourned by the Company.

Q: How does the board of directors recommend that I vote?

A: The board of directors now unanimously recommends that you vote “AGAINST” the Merger Agreement Proposal and continues to recommend that you vote “AGAINST” the Charter Amendment Proposal, “AGAINST” the NASDAQ Authorization Proposal, “AGAINST” the Adjournment Proposal, and “AGAINST” the Golden Parachute Proposal. Approval of the proposal to adopt the Merger Agreement is independent of approval of the Charter Amendment Proposal, and each of these approvals is also independent of approval of the NASDAQ Authorization Proposal.

Q: Who can vote at the Special Meeting?

A: Stockholders of record as of the close of business on April 2, 2013, the record date for the Special Meeting, which we refer to as the Record Date, are entitled to receive notice of, and to vote at, the Special Meeting. Each record holder of shares of our Common Stock as of the Record Date is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of Common Stock that such holder owns as of the Record Date.

Q: What is the difference between being a “stockholder of record” and a “beneficial owner”?

A: If your shares of our Common Stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares of Common Stock, the “stockholder of record.” In that case, this proxy statement, and your BLUE proxy card, have been sent directly to you by the Company.

If your shares of Common Stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares of our Common Stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee which may be, with respect to those shares of Common Stock, the stockholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee as to how to vote your shares of Common Stock by following their instructions for voting.

Q: How do I vote?

A: If you were a stockholder of record as of the Record Date, you may vote your shares on matters presented at the Special Meeting in any of the following ways:

•	in person—you may attend the Special Meeting and cast your vote there;

•	by proxy—stockholders of record have a choice of voting by proxy:

•	over the Internet (the website address for Internet voting is printed on the enclosed BLUE proxy card);

•	by using the toll-free telephone number noted on the enclosed BLUE proxy card; or

•	by signing, dating and returning the enclosed BLUE proxy card.

If you are a beneficial owner of shares of our Common Stock as of the Record Date, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you. Please note that if you are a beneficial owner and wish to vote in person at the Special Meeting, you must have a legal proxy from your bank, brokerage firm or other nominee.

The control number located on your BLUE proxy card is designed to verify your identity and allow you to vote your shares of our Common Stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.

Please note that if you attend the Special Meeting in person, cameras, recording devices, cell phones and certain other electronic devices will not be permitted at the Special Meeting.

Q: Does the color of the proxy card matter?

A. Yes. BLUE proxy cards are being solicited by the Company from its stockholders against the proposals. If the Company receives a BLUE proxy card, your shares will be voted by the Company proxies as indicated in your voting preference selection. We encourage you to cast your vote “AGAINST” each of the proposals, following the instructions in your BLUE proxy card, as promptly as possible. The gold proxy cards were sent to you by a stockholder who dissented from our initial recommendation and recommended that stockholders cast their votes “AGAINST” each of the proposals, consistent with our current recommendation. If you already have voted against each of the proposals using a properly executed gold proxy card, you will be considered to have voted against each of the proposals and do not need to do anything, unless you wish to revoke or change your vote.

We previously sent WHITE proxy cards to you. The WHITE proxy cards contained our board of directors’ prior recommendation that you vote in favor of each of the proposals. In light of the board of directors’ decision to change its recommendation, we urge you to discard any WHITE proxy cards. If you have already voted against the Merger Agreement Proposal using a properly executed WHITE proxy card or otherwise voted against the Merger Agreement Proposal over the Internet or by telephone, you will be considered to have voted against adoption of the Merger Agreement, as amended, and do not need to do anything, unless you wish to revoke or change your vote.

Q: If a stockholder gives a proxy, how are the shares of Common Stock voted?

A. Regardless of the method you choose to submit a proxy, the individuals named on the enclosed BLUE proxy card will vote your shares of Common Stock in the way that you indicate. When completing the Internet or telephone processes or the BLUE proxy card, you may specify whether your shares of Common Stock should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your BLUE proxy card but do not mark the boxes indicating how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted “AGAINST” the Merger Agreement Proposal, “AGAINST” the Charter Amendment Proposal, “AGAINST” the NASDAQ Authorization Proposal, “AGAINST” the Adjournment Proposal and “AGAINST” the Golden Parachute Proposal.

Q: I received a gold proxy card. Should I sign and mail it?

A. While gold proxy cards were sent to you by a stockholder who also recommends that you cast your vote “AGAINST” each of the proposals, we encourage you not to sign and mail the gold proxy card and to instead sign and mail the enclosed BLUE proxy card.

Q: Can I change or revoke my vote?

A. Yes. You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting another proxy, including a BLUE proxy card, at a later date through any of the methods available to you, by giving written notice of revocation to our Corporate Secretary, which must be filed with our Corporate Secretary by the time the Special Meeting begins, or by attending the Special Meeting and voting in person. If your shares of our Common Stock are held in street name by your bank, broker or other nominee, please refer to the information forwarded by your bank, broker or other nominee for procedures on changing or revoking your proxy.

Only your last submitted proxy card will be considered. Please cast your vote “AGAINST” each of the proposals, following the instructions in your BLUE proxy card, as promptly as possible. Your submission of your vote via the instructions in your BLUE proxy card is sufficient to revoke any proxy card that you previously submitted.

Q: What should I do if I have already voted?

A. If you have already voted against the Merger Agreement Proposal using a properly executed WHITE or gold proxy card or otherwise voted against the Merger Agreement Proposal over the Internet or by telephone, you will be considered to have voted against adoption of the Merger Agreement, as amended, and do not need to do anything, unless you wish to revoke or change your vote.

Q: What do I need to do now?

A. Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this proxy statement, please submit your proxy promptly to ensure that your shares are represented at the Special Meeting. If you hold your shares of our Common Stock in your own name as the stockholder of record, please submit your proxy for your shares of our Common Stock by completing, signing, dating and returning the enclosed BLUE proxy card in the accompanying prepaid reply envelope, by using the telephone number printed on your BLUE proxy card or by following the Internet proxy instructions printed on your BLUE proxy card. If you decide to attend the Special Meeting and vote in person, your vote by ballot at the Special Meeting will revoke any proxy previously submitted. If you are a beneficial owner of shares of our Common Stock, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

Q. Who can help answer my other questions?

A. If you have additional questions about the Merger, need assistance in submitting your proxy or voting your shares of our Common Stock, or need additional copies of the proxy statement or your BLUE proxy card, please contact:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

Call toll-free: (800) 322-2885

or

Call collect: (212) 929-5500

SUPPLEMENT TO PROXY STATEMENT

The following information replaces or supplements the information in the specified sections of the proxy statement. The page references listed below are references to pages in the proxy statement, as supplemented by the proxy statement supplement dated May 22, 2013 and not this proxy statement supplement.

SUMMARY TERM SHEET

The following information replaces or supplements the information under the heading “Summary Term Sheet” beginning on page 1 of the proxy statement.

Special Factors

The following information supplements the second bullet point on page 1 of the proxy statement.

•

Recommendation of the Special Committee and the Board of Directors; Fairness of the Merger (page 40). The special committee of the board consisting of three independent and disinterested directors, who are not officers or employees of the Company or Sprint designees to the Company board, and who will not have an economic interest in the Company or the surviving corporation following the completion of the Merger, which committee we refer to as the Special Committee, unanimously determined, in light of the higher price of $4.40 offered under the DISH Tender Offer and other considerations described in the Schedule 14D-9, pursuant to resolutions adopted June 12, 2013, that the DISH Tender Offer was fair to and in the best interest of the holders of Class A Common Stock (other than DISH, Offeror, Sprint, SoftBank and their respective affiliates). In connection with such determination, the Special Committee further determined, among other things, (i) that making an Adverse Company Board Recommendation is required by its fiduciary duties under applicable law and (ii) to make an Adverse Company Board Recommendation. Further, the Special Committee recommended that the Clearwire board of directors make an Adverse Company Board Recommendation and recommend to the holders of Class A Common Stock to vote against each of the proposals set forth herein. The Special Committee made its determination after consultation with its independent legal and financial advisors and consideration of a number of factors. Upon such recommendations, the board of directors of the Company determined that, in light of the higher price of $4.40 offered under the DISH Tender Offer and other considerations described in the Schedule 14D-9, the DISH Tender Offer was fair to and in the best interest of the holders of Class A Common Stock (other than Dish, Offeror and their respective affiliates) . In connection with such determination, the board of directors of the Company determined that an Adverse Company Board Recommendation was required by its fiduciary duties under applicable law and made such an Adverse Company Board Recommendation, and further resolved to recommend that the stockholders not adopt the Merger Agreement by voting against the Merger Agreement Proposal and each of the other proposals set forth herein. The board of directors made its determination after consultation with its independent legal and financial advisors and consideration of a number of factors, including the recommendation of the Special Committee. Please see “Special Factors—Recommendation of the Special Committee and the Board of Directors; Fairness of the Merger.”

The Special Committee and the board of directors have not changed their determinations as to the fairness of the Merger Consideration offered by Sprint. For the factors considered by the Special Committee and the board of directors in reaching its determination of the fairness of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, to Clearwire’s unaffiliated stockholders, please see “Special Factors—Recommendation of the Special Committee and the Board of Directors; Fairness of the Merger.”

The board of directors unanimously recommends that you vote:

•	“AGAINST” the proposal to adopt the Merger Agreement, which we refer to as the Merger Agreement Proposal.

•

“AGAINST” each of the proposals to amend the Certificate of Incorporation to (a) increase the Company’s authorized shares of Class A Common Stock by 1,019,162,522 shares, which we refer to as the Class A Common Stock Charter Amendment Proposal, and (b) increase the Company’s authorized shares of Class B Common Stock by 1,019,162,522 shares, which we refer to as the Class B Common Stock Charter Amendment Proposal and collectively with the Class A Common Stock Charter Amendment Proposal as the Charter Amendment Proposal. The approval of both the Class A Common Stock Charter Amendment Proposal and the Class B Common Stock Charter Amendment Proposal is required to approve the adoption of the Charter Amendment Proposal. Each of the proposals comprising the Charter Amendment Proposal is cross-conditioned upon the approval by our stockholders of the other proposal comprising the Charter Amendment Proposal. Neither the Class A Common Stock Charter Amendment Proposal nor the Class B Common Stock Charter Amendment Proposal will be deemed approved unless both of them are approved.

•

“AGAINST” each of the proposals to authorize the issuance of (a) the Class A Common Stock, which we refer to as the Class A Common Stock NASDAQ Authorization Proposal, and (b) the Class B Common Stock, which we refer to as the Class B Common Stock NASDAQ Authorization Proposal, that may be issued upon (i) exchange of the Notes or (ii) with respect to the Class A Common Stock, upon exchange of the Class B Interests, issued upon exchange of the Notes in accordance with Rule 5635(d) of the NASDAQ Listing Rules, which we refer to collectively as the NASDAQ Authorization Proposal. The approval of both the Class A Common Stock NASDAQ Authorization Proposal and the Class B Common Stock NASDAQ Authorization Proposal is required to approve the adoption of the NASDAQ Authorization Proposal. Each of the proposals comprising the NASDAQ Authorization Proposal is cross-conditioned upon the approval by our stockholders of the other proposal comprising the NASDAQ Authorization Proposal. Neither the Class A Common Stock NASDAQ Authorization Proposal nor the Class B Common Stock NASDAQ Authorization Proposal will be deemed approved unless both of them are approved.

•

“AGAINST” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, the Charter Amendment Proposal or the NASDAQ Authorization Proposal, which we refer to as the Adjournment Proposal.

•	“AGAINST” the non-binding proposal regarding certain Merger-related executive compensation arrangements, which we refer to as the Golden Parachute Proposal.

Approval of the Merger Agreement Proposal is independent of approval of the Charter Amendment Proposal, and each of these approvals is also independent of approval of the NASDAQ Authorization Proposal. However, if the Merger Agreement Proposal is not approved by our stockholders, the Note Purchase Agreement will automatically terminate and after such termination we will not be able to request any financing from Sprint under the Note Purchase Agreement, whether or not our stockholders approve the Charter Amendment Proposal or the NASDAQ Authorization Proposal.

The following information replaces the first bullet point on page 3 of the proxy statement.

•

Intent to Vote Against Adoption of the Merger (page 87). Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the shares of Common Stock owned directly by them against the adoption of the Merger Agreement and against the approval of each of the other proposals. As of April 2, 2013, the record date for the Special Meeting, our directors and current executive officers directly owned, in the aggregate, 8,111,404 shares of Common Stock entitled to vote at the Special Meeting, or collectively approximately 0.6% of the outstanding shares of Common Stock entitled to vote at the Special Meeting. See “Special Factors—Interests of Certain Persons in the Merger” beginning on page 81.

The following information replaces the first paragraph of the first bullet point on page 5 of the proxy statement.

•

Interests of Certain Persons in the Merger (page 81). When considering the recommendation of the board of directors, you should be aware that our officers and directors, including the directors who made up the

Special Committee, may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, and in recommending that the Merger Agreement not be adopted by our stockholders. These interests include the following:

The Special Meeting

The following information replaces the first sentence of the first paragraph in the first bullet point on page 10.

Time, Place and Purpose of the Special Meeting (page 136). The Special Meeting will be reconvened on June 24, 2013, starting at 9:00 a.m., Pacific Daylight Time at the Kirkland Performing Arts Center, 350 Kirkland Avenue, Kirkland, WA 98033, unless further adjourned by the Company.

The following information replaces the first and second bullet points on page 12.

•

Proxies and Revocation (page 140). Any stockholder of record entitled to vote at the Special Meeting may submit a proxy over the Internet, by telephone or by returning the enclosed BLUE proxy card in the accompanying prepaid reply envelope, or may vote in person by appearing at the Special Meeting. If your shares of our Common Stock are held in street name by your bank, broker or other nominee, you should instruct your bank, broker or other nominee on how to vote your shares of our Common Stock using the instructions provided by your bank, broker or other nominee. If you fail to submit a proxy or to vote in person at the Special Meeting, or do not provide your bank, broker or other nominee with instructions, as applicable, your shares of our Common Stock will not be voted, which will have the same effect as a vote cast against the Merger Agreement Proposal, the Charter Amendment Proposal and the NASDAQ Authorization Proposal.

You have the right to revoke a proxy whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting another proxy, including a BLUE proxy card, at a later date through any of the methods available to you, by giving written notice of revocation to our Corporate Secretary, which must be filed with our Corporate Secretary before the Special Meeting begins, or by attending the Special Meeting and voting in person. If your shares of our Common Stock are held in street name by your bank, broker or other nominee, please refer to the information forwarded by your bank, broker or other nominee for procedures on revoking your proxy.

•	Only your last submitted proxy card will be considered. Please cast your vote “AGAINST” each of the proposals, following the instructions in your BLUE proxy card, as promptly as possible.

The following information replaces the second paragraph in the third bullet point on page 12.

On June 12, 2013, the most recent practicable date before the proxy statement supplement was mailed to our stockholders, the closing price for our Class A Common Stock on NASDAQ was $4.37 per share. You are encouraged to obtain current market quotations for our Class A Common Stock in connection with voting your shares of Class A Common Stock.

SPECIAL FACTORS

The following information replaces or supplements the information under the heading “Special Factors” beginning on page 14 of the proxy statement.

Background of the Merger

The section of the Special Factors titled “Background of the Merger” beginning on page 14 of the proxy statement describes the background of the transaction up to and including April 22, 2013. That description of the background of the transaction was supplemented up to and including May 22, 2013 in the proxy statement supplement dated May 22, 2012. The discussion below further supplements that description up to and including the date of this supplement. For litigation developments subsequent to the date of the proxy statement, see “Litigation Related to the Merger.”

The following day, May 30, 2013, without any further notice to Clearwire, DISH commenced the DISH Tender Offer by placing an advertisement in the Wall Street Journal announcing that DISH was offering $4.40 for all outstanding shares of Clearwire’s Class A Common Stock.

On May 30, 2013, the Special Committee held a meeting to discuss the DISH Tender Offer and certain initial matters that needed to be addressed in connection with the DISH Tender Offer and the Merger, including whether to postpone the Special Meeting to be held to vote on the Merger Agreement that was currently scheduled for May 31, 2013. After discussion, it was determined that, in light of the DISH Tender Offer, the Company would postpone the Special Meeting to a later date. Representatives of Simpson Thacher then reviewed with the members of the Special Committee their fiduciary duties in considering the DISH Tender Offer as well as their obligations under the Merger Agreement. After further discussion with its advisors about the terms of the DISH Tender Offer, including that the DISH Tender Offer provided consideration of one dollar per share more than the merger consideration being offered by Sprint in the Merger, the Special Committee determined that its fiduciary duties required it to engage with DISH to discuss, negotiate and/or provide information in connection with the DISH Tender Offer. The Special Committee then directed representatives of Kirkland & Ellis and Simpson Thacher to review the terms of the DISH Tender Offer and the Investor Rights Agreement to be entered into by Offeror and Clearwire, which we refer to as the Investor Rights Agreement, and the Note Purchase Agreement, to be entered into by the Company, Clearwire Communications, LLC, Clearwire Finance, Inc. and Offeror, which we refer to as the Note Purchase Agreement, that DISH was proposing to be entered into in connection with the DISH Tender Offer and to engage with counsel for DISH.

Later on the afternoon of May 30, 2013, DISH and the Offeror filed the Schedule TO.

On May 31, 2013, the Company’s board of directors held a meeting to discuss and review the DISH Tender Offer as compared to the Merger. At the meeting, the board of directors received a presentation from Broady Hodder, senior vice president and general counsel of Clearwire, regarding the specific terms and conditions of the DISH Tender Offer, including those set forth in the Investor Rights Agreement and the Note Purchase Agreement. The board of directors further directed representatives of Kirkland & Ellis and Simpson Thacher to engage with counsel for DISH to seek to improve certain terms of the DISH Tender Offer, including the requirement that the Clearwire board of directors recommend the DISH Tender Offer within ten business days in order to lock in certain key terms of the DISH Tender Offer, 25% minimum tender condition, which we refer to as the Minimum Condition, and the obligations of DISH related to extensions as well as certain governance terms proposed by DISH.

Later on the afternoon of May 31, 2013, representatives of Kirkland & Ellis had a brief preliminary conversation with representatives of Sullivan & Cromwell LLP, counsel for DISH, which we refer to as Sullivan & Cromwell, to discuss extending the timeframe mandated by the DISH Tender Offer during which the Clearwire board of directors must recommend in favor of the DISH proposal in order to lock in certain key terms of the DISH Tender Offer to seek to improve certain terms of the DISH Tender Offer, including the requirement that the Clearwire board of directors recommend the DISH Tender Offer within ten business days in order to lock in certain key terms of the DISH Tender Offer and to note that they would be contacting Sullivan & Cromwell as soon as practicable with other issues raised by the DISH Tender Offer and related agreements.

On June 2, 2013, a representative of Kirkland & Ellis emailed a representative of Sullivan & Cromwell to follow-up on the preliminary May 31, 2013 conversation. Sullivan & Cromwell later responded that DISH was not willing to extend the 10 business day timeframe for locking in certain key terms of the DISH Tender Offer.

On June 3, 2013, Sprint issued a press release which included a letter that had been delivered to the Clearwire board of directors earlier that same day, in which Sprint asserted that certain terms and conditions of the DISH Tender Offer were violative of Sprint’s rights under the Equityholders’ Agreement and Delaware law.

Also on June 3, 2013, representatives of Kirkland & Ellis and Simpson Thacher met telephonically with representatives of Sullivan & Cromwell to discuss certain key terms concerning the conditionality of the DISH Tender Offer, including the 25% Minimum Condition and the obligations of DISH relating to required extensions of the expiration date of the DISH Tender Offer and certain governance rights requested by DISH.

On June 4, 2013, DISH issued a press release and delivered a letter to Clearwire’s board of directors in which it refuted each of Sprint’s claims and declared that the DISH Tender Offer was actionable and superior to the Merger.

On June 4, 2013, representatives of Kirkland & Ellis and Simpson Thacher again met telephonically with representatives of Sullivan & Cromwell, to discuss certain key terms concerning the conditionality of the DISH Tender Offer and certain governance rights requested by DISH. Through the course of such discussions in which the parties agreed to certain changes to the terms of the DISH Tender Offer and the related agreements, representatives of Sullivan & Cromwell continued to maintain that DISH was not willing to reduce the Minimum Condition below 25% or to agree to be required to extend the expiration date of the DISH Tender Offer beyond the proposed expiration date if the conditions were satisfied other than the Minimum Condition.

On June 5, 2013, the Special Committee held a meeting to discuss the DISH Tender Offer and the conditions to the DISH Tender Offer. During the meeting representatives of Kirkland & Ellis and Simpson Thacher gave a detailed analysis of the terms of the DISH Tender Offer and Investor Rights Agreement and discussed with the Special Committee the challenges to the DISH Tender Offer that had been raised by Sprint in its June 3, 2013 press release and letter as well as the response to such challenges contained in the press release issued by DISH on June 4, 2013 and public communications from other significant stockholders. The Special Committee asked questions of the representatives of Kirkland & Ellis and Simpson Thacher and discussion followed. Representatives of Kirkland & Ellis and Simpson Thacher then described the discussions that they had had to date with representatives of Sullivan & Cromwell regarding the progress to date with respect to the required changes to the terms of the DISH Tender Offer and the terms that remained unchanged, including the 25% Minimum Condition and the obligations of DISH to extend the DISH Tender Offer. After further discussion and careful consideration of the terms of the DISH Tender Offer, including the Offer Price and the conditions thereto as well as the terms of the Investor Rights Agreement, the Merger Agreement and the likelihood that the stockholders would not approve the Merger, the Special Committee unanimously determined that they were reasonably likely to be required by their fiduciary duties to change their recommendation of the Merger Agreement. The Special Committee then directed management to prepare to send a Change of Recommendation Notice, as defined in the Merger Agreement, to Sprint, a draft of which had been previously provided to the Special Committee, following confirmation that the board of directors concurred with the Special Committee’s determination and otherwise take the steps required by the Merger Agreement.

Later on that same day, the Clearwire board of directors held a meeting to, among other things, review and receive analyses of the DISH Tender Offer. Representatives of Kirkland & Ellis gave a detailed analysis of the terms of the DISH Tender Offer and discussed with the board of directors the challenges to the DISH Tender Offer that had been raised by Sprint in its June 3, 2013 press release as well as the response to such challenges contained in the press release issued by DISH on June 4, 2013 and public communications from significant stockholders. The board of directors asked questions of the representatives of Kirkland & Ellis, Simpson Thacher and Richards Layton and discussion followed. The board of directors was also informed of the Special Committee’s decision to deliver a Change of Recommendation Notice and agreed with the determination to send a Change of Recommendation Notice. Following the meeting of the board of directors, management of the Company delivered a Change of Recommendation Notice to Sprint pursuant to the terms of the Merger Agreement and offered to negotiate with Sprint regarding changes to the terms of the Merger Agreement.

Later on that same day, representatives of Kirkland & Ellis and Simpson Thacher delivered marked versions of certain sections of the Offer to Purchase and the Investor Rights Agreement to Sullivan & Cromwell reflecting changes Clearwire was requesting DISH make to the terms of the DISH Tender Offer and the Investor Rights Agreement.

Late in the day on June 9, 2013, Sullivan & Cromwell delivered a revised draft of the Offer to Purchase and Investor Rights Agreement to representatives of Kirkland & Ellis incorporating certain changes to the terms of the DISH Tender Offer and the Investor Rights Agreement in response to the requests from Clearwire. Such marked versions did not reflect any changes to the Minimum Condition or the obligations of DISH to extend the expiration date of the DISH Tender Offer if the conditions, other than the Minimum Condition, were satisfied at the then June 28, 2013 expiration date.

On June 10, 2013, the Special Committee held a meeting to receive updates on the status of the negotiations with DISH. During the meeting, representatives of Simpson Thacher updated the members of the Special Committee as to the status of discussions with Sullivan & Cromwell, including the status of certain issues relating to the conditionality of the DISH Tender Offer.

Also on June 10, 2013, representatives of Kirkland & Ellis delivered marked versions of certain sections of the Offer to Purchase and the Investor Rights Agreement to Sullivan & Cromwell reflecting certain additional changes that Clearwire was requesting to be made.

Throughout the day on June 11, 2013, into the morning of June 12, 2013, Kirkland & Ellis and Simpson Thacher engaged in multiple conversations with counsel for DISH regarding the terms of the DISH Tender Offer and related agreements, including as to the conditionality and extension mechanics of the DISH Tender Offer. Also during that day, Mr. Stanton and Mr. Ergen discussed a number of the provisions of the DISH Tender Offer.

In the evening on June 11, 2013, representatives of Sullivan & Cromwell delivered to representatives of Kirkland & Ellis a revised Offer to Purchase, Investor Rights Agreement and Note Purchase Agreement, which contained, among other revisions, a revised expiration date of July 2, 2013 but which continued to include the same extension mechanics.

Also on June 12, 2013, the Special Committee held a meeting to discuss the status of the DISH Tender Offer and the absence of any revised offer from Sprint following the delivery of the Change of Recommendation Notice to Sprint on June 5, 2013. During the meeting, Mr. Stanton provided an update regarding his discussions with representatives of DISH, Sprint and SoftBank, including the fact that despite multiple efforts to negotiate with Sprint, Sprint had not provided any offer to adjust the terms and conditions of the Merger Agreement. Representatives of Simpson Thacher reminded the Special Committee of its fiduciary duties in considering the DISH Tender Offer and its obligations under the Merger Agreement in making an Adverse Company Board Recommendation. Representatives of Simpson Thacher and Kirkland & Ellis then updated the members of the Special Committee with respect to the changes to the terms of the DISH Tender Offer and the related Investor Rights Agreement that had been made since the last meeting of the Special Committee. Representatives of Centerview reviewed with the members of the Special Committee its analyses of the DISH Tender Offer. After discussions, representatives of Centerview delivered Centerview’s opinion to the Special Committee to the effect that, as of June 12, 2013, and based upon and subject to the various assumptions and limitations set forth in Centerview’s written opinion, the Offer Price to be paid to the holders of Class A Common Stock (other than DISH, Offeror, Sprint, SoftBank and their respective affiliates) is fair, from a financial point of view, to such holders. Following additional discussions among the members of the Special Committee and their advisors, the Special Committee unanimously determined, by resolutions adopted on June 12, 2013, (i) that an Adverse Company Board Recommendation was required by the Special Committee’s fiduciary duties under applicable law and the Special Committee made such an Adverse Company Board Recommendation, (ii) that the DISH Tender Offer was fair to and in the best interest of the holders of the Class A Common Stock (other than DISH, Offeror, Sprint, SoftBank and their respective affiliates) and (iii) to recommend to the Clearwire board of directors that the board of directors (A) make an Adverse Company Board Recommendation, (B) determine that the DISH Tender Offer is fair to and in the best interests of the holders of Class A Common Stock (other than DISH, Offeror, Sprint, SoftBank and their respective affiliates) and (C) to recommend that the holders of Class A Common Stock (other than DISH, Offeror, Sprint, SoftBank and their respective affiliates) accept the DISH Tender Offer and tender their shares pursuant to the DISH Tender Offer and to vote against all proposals set forth in the proxy statement.

Immediately following the Special Committee meeting, the Clearwire board of directors held a meeting to, among other things, consider the DISH Tender Offer and making the Adverse Company Board Recommendation. Representatives of Clearwire management, Evercore, Centerview, Kirkland & Ellis, Simpson Thacher and Richards Layton attended the meeting. At the meeting, Mr. Stanton reviewed with the Clearwire board of directors the negotiations with DISH and the review and evaluation process conducted by the Special Committee on the DISH Tender Offer. Representatives of Evercore reviewed with members of the Special Committee its analyses of the DISH Tender Offer. Following such review, representatives of Evercore delivered Evercore’s opinion to the board of directors to the effect that, as of June 12, 2013, and based upon and subject to the various assumptions and limitations set forth in Evercore’s written opinion, the Offer Price to be paid to the holders of Class A Common Stock (other than DISH, Offeror and their respective affiliates) was fair, from a financial point of view, to such holders. Following these discussions, representatives of Kirkland & Ellis reminded the Clearwire board of directors of its fiduciary duties in considering the DISH Tender Offer and making an Adverse Company Board Recommendation. The chairman of the Special Committee then delivered the Special Committee’s recommendation to the Clearwire board of directors with respect to the DISH Tender Offer and the Adverse Company Board Recommendation. The Clearwire board of directors then passed resolutions to (A) determining that making an Adverse Company Board Recommendation is required by its fiduciary duties under applicable law, (B) to determine that the terms of the DISH Tender Offer are fair to and in the best interest of the holders of Class A Common Stock (other than DISH, Offeror, and their respective affiliates) and (C) recommend that the holders of Class A Common Stock (other than DISH, Offeror and their respective affiliates) accept the DISH Tender Offer and tender their shares pursuant to the DISH Tender Offer and to vote against all proposals set forth in the proxy statement.

Following the close of the markets on June 12, 2013, DISH filed with the SEC a revised Schedule TO as well as revised agreements related thereto.

Prior to 5:30 p.m, eastern daylight time, on June 12, 2013, the Company filed a Schedule 14D-9 containing its recommendation of the DISH Tender Offer.

Recommendation of the Special Committee and the Board of Directors; Fairness of the Merger

The following information supplements the section of the Special Factors titled “Recommendation of the Special Committee and the Board of Directors; Fairness of the Merger” beginning on page 40 of the proxy statement.

Pursuant to resolutions adopted on June 12, 2013, the Special Committee determined, after consultation with its independent legal and financial advisors, that an Adverse Company Board Recommendation was required by the Special Committee’s fiduciary duties under applicable law and the Special Committee made such Adverse Company Board Recommendation. The Special Committee also recommended that the Clearwire board of directors make an Adverse Company Board Recommendation. The determination of the Special Committee to make the Adverse Company Board Recommendation was made in light of its simultaneous determination that the DISH Tender Offer was fair to and in the best interest of the holders of the Class A Common Stock (other than DISH, Offeror, Sprint, SoftBank and their respective affiliates). The Special Committee considered a number of factors in reaching its conclusion to make such determination and recommendation with respect to the DISH Tender Offer which factors are described in the Schedule 14D-9. Such factors included, among others, the fact that in the DISH Tender Offer, DISH is offering all holders of Clearwire Class A Common Stock consideration of $4.40 per share, one dollar more than the $3.40 per share offered in the Merger. The Special Committee also considered a number of potentially countervailing factors with respect to the DISH Tender Offer which are also described in the Schedule 14D-9. Consideration of all of the factors that led the Special Committee to make its determination with respect to the DISH Tender Offer resulted in the Special Committee making the Adverse Company Board Recommendation. Despite making an Adverse Company Board Recommendation, the Special Committee did not change its determination as to the fairness of the Merger Consideration offered by Sprint in the Merger.

Interests of Certain Persons in the Merger

The following information supplements the section of the Special Factors titled “Interests of Certain Persons in the Merger” on page 81 of the proxy statement.

In considering the recommendation of the board of directors that you vote against all proposals described herein, you should be aware that our directors and officers, including the directors who made up the Special Committee, have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Special Committee and the board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, and in recommending that the Merger Agreement not be adopted by our stockholders. For the purposes of all of the agreements and plans described below, the completion of the transactions contemplated by the Merger Agreement will constitute a change in control.

Intent to Vote in Favor of the Merger

The following information supplements the section of the Special Factors titled “Intent to Vote in Favor of the Merger” on page 87 of the proxy statement. The title of the section is changed to “Intent to Vote Against the Merger.”

Our directors and executive officers have informed us that, as of the date of this Proxy Statement, they intend to vote all of the shares of Common Stock owned directly by them against the adoption of the Merger Agreement and against each of the other proposals. As of April 2, 2013, the record date for the Special Meeting, our directors and current executive officers directly owned, in the aggregate, 8,111,404 shares of Common Stock entitled to vote at the Special Meeting, or collectively approximately 0.6% of the outstanding shares of Common Stock entitled to vote at the Special Meeting.

Litigation Relating to the Merger

The following information replaces the information under the corresponding paragraph of the section of the Special Factors titled “Litigation Relating to the Merger” on page 91 of the proxy statement.

ACP Master, Ltd. et al, v. Sprint Nextel Corp. et al, C.A. No. 8508-CS (Del. Ch. Ct.)

On or about April 26, 2013, ACP Master, Ltd., Aurelius Capital Master Ltd., and Aurelius Opportunities Fund II, LLC, each stockholders of the Company, filed a lawsuit in Delaware Court of Chancery against the Company, its directors, Sprint, and Sprint HoldCo, which action we refer to as the ACP Action. The ACP Action alleges that the directors of the Company breached their fiduciary duties in connection with the Merger, that Sprint breached duties owed to the plaintiff stockholders by virtue of its alleged status as a controlling stockholder, and that the Company aided and abetted the alleged breaches of fiduciary duty by Sprint and the directors of the Company. The ACP Action also alleges that the Merger Consideration undervalues the Company, that Sprint is using its position as controlling stockholder to obtain Clearwire’s spectrum for itself to the detriment of the Company’s minority stockholders, and that the terms of the Merger and the Note Purchase Agreement are coercive. The ACP Action seeks a declaratory judgment that the Merger was entered into in breach of defendants’ fiduciary duties, an injunction preventing the proposed transaction between Sprint and the Company and, should the Merger be consummated, to rescind the Merger, a declaratory judgment that the Note Purchase Agreement was unfair to plaintiff, and unspecified actual and consequential damages. On May 20, 2013, the Company, Sprint and Sprint HoldCo moved to dismiss the ACP Action. The directors also moved to dismiss the ACP Action on May 30, 2013.

Payment of Merger Consideration and Surrender of Stock Certificates

The following information replaces the second paragraph of the section of the Special Factors titled “Payment of Merger Consideration and Surrender of Stock Certificates” on page 94 of the proxy statement.

You should not return your stock certificates with the enclosed BLUE proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal.

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

The following information replaces the first paragraph of the section of the Special Meeting titled “Time, Place and Purpose of the Special Meeting” on page 136 of the proxy statement.

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the board of directors for use at the Special Meeting to be reconvened on June 24, 2013, starting at 9:00 a.m., Pacific Daylight Time at the Kirkland Performing Arts Center, 350 Kirkland Avenue, Kirkland, WA 98033, unless further adjourned by the Company. Pursuant to Clearwire’s bylaws, the Chairman of the Special Meeting is granted discretionary authority to adjourn the Special Meeting. At the Special Meeting, holders of our Common Stock will be asked to approve the Merger Agreement Proposal, to approve the Charter Amendment Proposal, to approve the NASDAQ Authorization Proposal, to approve the Adjournment Proposal, and to approve the Golden Parachute Proposal.

Vote Required

The following information replaces the sixth paragraph of the section of the Special Meeting titled “Vote Required” on page 138 of the proxy statement.

Our directors and executive officers have informed us that, as of the date of this Proxy Statement, they intend to vote all of the shares of Common Stock owned directly by them against the adoption of the Merger Agreement and against the approval of each of the other proposals. As of April 2, 2013, the record date for the Special Meeting, our directors and current executive officers directly owned, in the aggregate, 8,111,404 shares of Common Stock entitled to vote at the Special Meeting, or collectively approximately 0.6% of the outstanding shares of Common Stock entitled to vote at the Special Meeting.

The following information replaces the tenth paragraph of the section of the Special Meeting titled “Vote Required” on page 139 of the proxy statement.

If your shares of Common Stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company LLC, you are considered, with respect to those shares of Common Stock, the stockholder of record. This proxy statement and BLUE proxy card have been sent directly to you by the Company.

The following information replaces the fifteenth through twentieth paragraphs of the section of the Special Meeting titled “Vote Required” on page 139-140 of the proxy statement.

The control number located on your BLUE proxy card is designed to verify your identity and allow you to submit a proxy for your shares of our Common Stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.

Please refer to the instructions on your proxy or voting instruction card to determine the deadlines for submitting a proxy over the Internet or by telephone. If you choose to submit your proxy by mailing a BLUE proxy card, your BLUE proxy card must be filed with our Corporate Secretary by the time the Special Meeting begins. Please do not send in your stock certificates with your proxy card. When the Merger is completed, a separate letter of transmittal will be mailed to you that will enable you to receive the Merger Consideration in exchange for your stock certificates.

If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named on the enclosed BLUE proxy card, and each of them, with full power of substitution will vote your shares of Common

Stock in the way that you indicate. When completing the Internet or telephone proxy processes or the BLUE proxy card, you may specify whether your shares of our Common Stock should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your BLUE proxy card but do not mark the boxes indicating how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted “AGAINST” the Merger Agreement Proposal, “AGAINST” the Charter Amendment Proposal, “AGAINST” the NASDAQ Authorization Proposal, “AGAINST” the Adjournment Proposal and “AGAINST” the Golden Parachute Proposal.

If you have any questions or need assistance voting your shares of our Common Stock, please call MacKenzie, our proxy solicitor, toll-free at (800) 322-2885, or collect at (212) 929-5500.

IT IS IMPORTANT THAT YOU SUBMIT A PROXY FOR YOUR SHARES OF COMMON STOCK PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED BLUE PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

Proxies and Revocation

The following information replaces the section of the Special Meeting titled “Proxies and Recommendation” on page 140 of the proxy statement.

Any stockholder of record entitled to vote at the Special Meeting may submit a proxy over the Internet, by telephone or by returning the enclosed BLUE proxy card in the accompanying prepaid reply envelope, or may vote in person by appearing at the Special Meeting. If your shares of our Common Stock are held in street name by your bank, broker or other nominee, you should instruct your bank, broker or other nominee, on how to vote your shares of our Common Stock using the instructions provided by your bank, broker or other nominee. If you fail to submit a proxy or to vote in person at the Special Meeting, or you do not provide your bank, broker or other nominee, with instructions, as applicable, your shares of our Common Stock will not be voted at the Special Meeting, which will have the same effect as a vote cast against the Merger Agreement Proposal the Charter Amendment Proposal and the NASDAQ Proposal, and will not have any effect on the Adjournment Proposal and the Golden Parachute Proposal.

You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by submitting another proxy, including a BLUE proxy card, at a later date through any of the methods available to you, by giving written notice of revocation to our Corporate Secretary, which must be filed with our Corporate Secretary before the Special Meeting begins, or by attending the Special Meeting and voting in person. If your shares of our Common Stock are held in street name by your bank, broker or other nominee, please refer to the information forwarded by your bank, broker or other nominee for procedures on revoking your proxy.

Only your last submitted proxy card will be considered. Please cast your vote “AGAINST” each of the proposals, following the instructions in your BLUE proxy card, as promptly as possible. Your submission of your vote via the instructions in your BLUE proxy card is sufficient to revoke any proxy card that you previously submitted.

Questions and Additional Information

The following information replaces the section of the Special Meeting titled “Questions and Additional Information” on page 141 of the proxy statement.

If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed BLUE proxy card or voting instructions, please call MacKenzie, our proxy solicitor, toll-free at (800) 322-2885, or collect at (212) 929-5500.

Anticipated Date Completion of the Merger

The following information replaces the first sentence of the first paragraph of the section of the Special Meeting titled “Anticipated Date Completion of the Merger” on page 141 of the proxy statement.

If the Merger Agreement Proposal is approved, we intend to use our reasonable best efforts to complete the Merger as promptly as practicable.

THE MERGER (THE MERGER AGREEMENT PROPOSAL—PROPOSAL 1)

Vote Required and Board Recommendation

The following information replaces the last sentence in the section of The Merger (The Merger Agreement Proposal—Proposal 1) titled “Vote Required and Board Recommendation” on page 142 of the proxy statement.

The board of directors recommends that you vote “AGAINST” the Merger Agreement Proposal.

AMENDMENT OF THE CERTIFICATE OF INCORPORATION (THE CHARTER AMENDMENT PROPOSAL—PROPOSALS 2A AND 2B)

Vote Required and Board Recommendation

The following information replaces the last sentence in the section of The Merger (Amendment of the Certificate of Incorporation (The Charter Amendment Proposal—Proposals 2A and 2B) titled “Vote Required and Board Recommendation” on page 143 of the proxy statement.

The board of directors recommends that you vote “AGAINST” the Charter Amendment Proposal.

ISSUANCE OF ADDITIONAL SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULES (THE NASDAQ AUTHORIZATION PROPOSAL—PROPOSALS 3A AND 3B)

Vote Required and Board Recommendation

The following information replaces the last sentence in the section of Issuance of Additional Shares of Class A Common Stock and Class B Common Stock, In Accordance with NASDAQ Listing Rules (The NASDAQ Authorization Proposal—Proposals 3A and 3B) titled “Vote Required and Board Recommendation” on page 145 of the proxy statement.

The board of directors recommends that you vote “AGAINST” the NASDAQ Authorization Proposal.

ADJOURNMENT OF THE SPECIAL MEETING (THE ADJOURNMENT PROPOSAL—PROPOSAL 4)

Vote Required and Board Recommendation

The following information replaces the last sentence in the section of Adjournment of the Special Meeting (The Adjournment Proposal—Proposal 4) titled “Vote Required and Board Recommendation” on page 146 of the proxy statement.

The board of directors recommends that you vote “AGAINST” the Adjournment Proposal.

MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS (THE GOLDEN PARACHUTE PROPOSAL—PROPOSAL 5)

Vote Required and Board Recommendation

The following information replaces the last sentence in the section of Merger-Related Executive Compensation Arrangements (The Golden Parachute Proposal—Proposal 5) titled “Vote Required and Board Recommendation” on page 147 of the proxy statement.

The board of directors recommends that you vote “AGAINST” the Golden Parachute Proposal.

OTHER IMPORTANT INFORMATION REGARDING CLEARWIRE

The following information replaces or supplements the information under the heading “Other Important Information Regarding Clearwire” beginning on page 148 of the proxy statement.

Market Price of Common Stock and Dividends

The following information replaces the section of Other Important Information Regarding Clearwire titled “Market Price Data of Common Stock and Dividend” on page 154 of the proxy statement.

Our Class A Common Stock is listed for trading on NASDAQ under the symbol “CLWR.” We have not declared or paid any cash dividends on our Class A Common Stock. The Merger Agreement does not permit us to pay any additional dividends on our Class A Common Stock without the prior written consent of Sprint. The table below shows, for the periods indicated, the price range of our Class A Common Stock, as reported by NASDAQ.

	High	Low
Year Ended December 31, 2011
First Quarter	$6.00	$4.71
Second Quarter	$6.11	$3.35
Third Quarter	$4.07	$1.32
Fourth Quarter	$2.64	$1.24
Year Ended December 31, 2012
First Quarter	$2.48	$1.69
Second Quarter	$2.32	$1.00
Third Quarter	$1.95	$0.83
Fourth Quarter	$3.40	$1.21
Year Ended December 31, 2013
First Quarter	$3.42	$2.85
Second Quarter (through June 12, 2013)	$4.49	$3.08

The closing price of our Class A Common Stock on the NASDAQ on December 14, 2012, the last trading day prior to the public announcement of the execution of the Merger Agreement, was $3.37 per share. The closing price of our Class A Common Stock on the NASDAQ on December 10, 2012, the trading day prior to the date that information about a potential transaction between the Company and Sprint was reported in the press, was $2.40 per share. The closing price of our Class A Common Stock on the NASDAQ on November 20, 2012, the trading day prior to Sprint’s initial proposal to the Company with respect to the Merger, was $2.12 per share. The closing price of our Class A Common Stock on the NASDAQ on October 10, 2012, the trading day immediately prior to the date discussions between Sprint and SoftBank were first confirmed in the marketplace, with the Company speculated to be part of that transaction, was $1.30 per share.

On June 12, 2013, the most recent practicable date before the proxy statement supplement was mailed to our stockholders, the closing price for our Class A Common Stock on NASDAQ was $4.37 per share. You are encouraged to obtain current market quotations for our Class A Common Stock in connection with voting your shares of Class A Common Stock.

If the Merger is completed, there will be no further market for shares of our Class A Common Stock and our Class A Common Stock will be delisted from NASDAQ and deregistered under the Exchange Act.

Certain Purchases and Sales of Company Common Stock

The following information replaces the table on page 159 of the proxy statement in the section of Other Important Information Regarding Clearwire titled “Certain purchases and Sales of Company Common Stock.”

The following table sets forth information regarding purchases and sales of Class A Common Stock by the Company’s executive officers and directors within the 60 days prior to the date of the proxy statement supplement, showing the date of such transaction, the number of shares of Class A Common Stock sold and the price received for those shares. Unless otherwise indicated, each of the sales set out below represent the automatic sale of Class A Common Stock to satisfy tax withholding obligations.

Officer/Director		Date	Price	Shares
Slade Gorton(1)	Acquisition	06/01/2013	0.00	47,059
John Saw	Sale	05/13/2013	3.22	10,450

(1)	These shares represent restricted stock units. Mr. Gorton vests ownership in the restricted stock units on the first anniversary of the date of grant, provided the reporting person continues to serve as a director on the vesting date.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement supplement, and the documents to which we refer you in this proxy statement supplement, as well as information included in oral statements or other written statements made or to be made by us, contain statements that, in our opinion, may constitute forward-looking statements. Statements containing words such as expect, anticipate, believe, estimate, likely or similar words that are used herein or in other written or oral information conveyed by or on behalf of the Company, are intended to identify forward-looking statements. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future events. Actual results may differ, even materially, from those contemplated by the forward-looking statements. Consequently, all of the forward-looking statements we make in this document are qualified by the information contained or referred to herein, including, but not limited to, (i) the information contained under this heading and (ii) the information contained under the heading “Risk Factors” and that is otherwise disclosed in our annual report on Form 10-K for the year ended December 31, 2012, filed with the SEC on February 14, 2013. See “Where You Can Find More Information.”

You should carefully consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. Except as required by law, we undertake no obligation to update any of these forward-looking statements.

WHERE CAN YOU FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement supplement, by going to the “Investor Relations” page of our corporate website at www.clearwire.com. The information provided on our website, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement supplement, and therefore is not incorporated herein by reference.

Any person, including any beneficial owner, to whom this proxy statement supplement is delivered may request copies of this proxy statement supplement or other information concerning us, without charge, by written or telephonic request directed to Clearwire Corporation, Attn: Investor Relations, 1475 120th Avenue Northeast, Bellevue, Washington 98005, Telephone (425) 636-5828; or from our proxy solicitor, MacKenzie toll-free at (800) 322-2885, or collect at (212) 929-5500; or from the SEC through the SEC website at the address provided above.

Because the Merger is a “going private” transaction, the Company and Sprint have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the proposed Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

THIS PROXY STATEMENT SUPPLEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT SUPPLEMENT TO VOTE YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT SUPPLEMENT. THIS PROXY STATEMENT SUPPLEMENT IS DATED JUNE 13, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SUPPLEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE PROVISION OF THIS PROXY STATEMENT SUPPLEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

DRIVING DIRECTIONS

Directions to Kirkland Performance Center

350 Kirkland Avenue

Kirkland, WA 98033

The Kirkland Performance Center is located in Peter Kirk Park in downtown Kirkland, adjacent to the Kirkland Senior Center and Park Place.

BY CAR:

From Interstate 405 north and south: Take Exit 18 and go west toward Kirkland on 85th Street to Third Street. Turn left on Third. Turn left on Kirkland Avenue. Turn left into the parking garage which is at this corner under the Kirkland Library. Performance Center is one block east next to the outdoor swimming pool.

From State Route 520 eastbound: Take the Lake Washington Boulevard exit, driving north along this boulevard for about two miles to downtown Kirkland. Turn right at Kirkland Avenue, which is the first light you reach downtown. Kirkland Performance Center is three blocks ahead on the left. The parking garage is a block before the theatre on the left at the corner of 3rd and Kirkland Avenue under the Kirkland Library.

From State Route 520 westbound: Take the 108th Avenue exit and continue north on 108th Avenue Northeast for about two miles. This street becomes Sixth Street South; drive to the four-way stop at Kirkland Avenue and turn left. The theatre is one block ahead on the right. The parking garage is located just beyond the theatre on the right under the Kirkland Library.

PARKING:

Free four hour parking for Kirkland Performance Center is available in the Municipal Garage underneath the Kirkland Library. The library is located at the corner of 3rd Street and Kirkland Avenue just west of Kirkland Performance Center.

Please do not park in any of the lots around the theatre belonging to other businesses.

Please do not park in the Senior Center parking lot during the weekdays. Your car may be ticketed.

BLUE    PROXY    CARD

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day.

VOTE BY INTERNET — WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the special meeting date. Have your proxy card in hand when you access the web site and follow the instructions to create an electronic voting instruction form.

OR

VOTE BY TELEPHONE — 1-888-693-8683

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the special meeting date. Have your proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Clearwire Corporation, c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING:

THE PROXY STATEMENT IS AVAILABLE AT HTTP://WWW.VIEWOURMATERIAL.COM/CLWR

CONTROL NUMBER è

ê  If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.  ê

PROXY CARD	CLEARWIRE CORPORATION

THIS PROXY IS SOLICITED BY BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS

JUNE 24, 2013

The stockholder(s) hereby appoint(s) Erik E. Prusch, Broady R. Hodder and Hope F. Cochran, and each of them singly, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and/or Class B Common Stock of Clearwire Corporation that the stockholder(s) is/are entitled to vote at the Special Meeting of stockholders of Clearwire Corporation to be held at 9:00 a.m. PDT on June 24, 2013, at the Kirkland Performing Arts Center, and any adjournments or postponements thereof.

Signature
Signature (Capacity)
Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by authorized officers, giving full title as such. If a partnership, please sign in partnership name by authorized person, giving full title as such

Continued and to be signed on the reverse side

CLEARWIRE CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

SIGN, DATE AND MAIL YOUR PROXY TODAY,

UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN

THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET, MAIL OR TELEPHONE, MUST BE

RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME THE DAY PRIOR TO THE SPECIAL MEETING

TO BE INCLUDED IN THE VOTING RESULTS. ALL VALID PROXIES RECEIVED PRIOR TO THE

MEETING WILL BE VOTED.

ê   If submitting a proxy by mail, please sign and date the card and fold and detach card at perforation before mailing.   ê

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations to vote AGAINST proposals 1 through 5.

The Board of Directors recommends you vote AGAINST Proposals 1 through 5.

1.

Adoption of the Agreement and Plan of Merger, dated as of December 17, 2012, as amended from time to time, which we refer to as the Merger Agreement, by and among Sprint Nextel Corporation, which we refer to as Sprint, Collie Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Sprint, which we refer to as Merger Sub, and the Company.

❑  FOR                             ❑  AGAINST                             ❑ ABSTAIN

2.	The approval of the Charter Amendment Proposal:

2A:

Amendment to the Company’s amended and restated certificate of incorporation to increase the Company’s authorized shares of Class A common stock, par value $0.0001 per share, which we refer to as the Class A Common Stock, by 1,019,162,522 shares.

❑  FOR                             ❑   AGAINST                            ❑ ABSTAIN

2B:

Amendment to the Company’s amended and restated certificate of incorporation to increase the Company’s authorized shares of Class B common stock, par value $0.0001 per share, which we refer to as the Class B Common stock, by 1,019,162,522 shares.

❑  FOR                             ❑   AGAINST                            ❑ ABSTAIN

3.	The approval of the NASDAQ Authorization Proposal:

3A:

Authorization of the issuance of the Class A Common Stock that may be issued upon exchange of Clearwire Communications, LLC’s and Clearwire Finance, Inc.’s 1.00% Exchangeable Notes due 2018, or issued upon the exchange of the Class B Interests issued upon exchange of the 1.00% Exchangeable Notes due 2018 in accordance with Rule 5635(d) of the NASDAQ Listing Rules.

❑  FOR                             ❑  AGAINST                             ❑ ABSTAIN

3B:

Authorization of the issuance of the Class B Common Stock that may be issued upon exchange of Clearwire Communications, LLC’s and Clearwire Finance, Inc.’s 1.00% Exchangeable Notes due 2018 in accordance with Rule 5635(d) of the NASDAQ Listing Rules.

❑  FOR                             ❑   AGAINST                            ❑ ABSTAIN

4.

Adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement, to amend the Certificate of Incorporation or to authorize the issuance of additional Class A Common Stock.

❑  FOR                             ❑  AGAINST                             ❑ ABSTAIN

5.	Advisory approval vote on certain compensation arrangements for the Company’s named executive officers in connection with the merger.

❑  FOR                            ❑  AGAINST                             ❑ ABSTAIN

Continued and to be signed on the reverse side